                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Filed by the Registrant                              |X|
         Filed by a Party other than the Registrant           |_|
         Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |_|      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss.240.14a-11(c)
                  or ss.240.14a-12

                            FIRST ESSEX BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):
         |X|      No fee required
         |_|      Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(1) and 0-11
          1)      Title of each class of securities to which transaction
                  applies:

          2)      Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)      Proposed maximum aggregate value of transaction:

          5)      Total fee paid:

         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:

                 [FIRST ESSEX BANCORP, INC. LOGO APPEARS HERE]



-------------------------------------------------------------------------------

                            FIRST ESSEX BANCORP, INC.



                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                            to be held on May 3, 2001

                                       and

                                 PROXY STATEMENT

-------------------------------------------------------------------------------




                                    IMPORTANT
                         PLEASE MARK, SIGN AND DATE YOUR
                       PROXY AND PROMPTLY RETURN IT IN THE
                               ENCLOSED ENVELOPE.

                                                                 April 3, 2001



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of First Essex Bancorp, Inc. (the "Corporation") to be held on Thursday, May 3, 2001, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts.

         The Annual Meeting has been called for the purpose of electing three Class II Directors, each for a three-year term and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 15, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE CORPORATION.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                Very truly yours,




                                                LEONARD A. WILSON
                                                CHAIRMAN AND CHIEF EXECUTIVE
                                                OFFICER


           CORPORATE HEADQUARTERS: 71 Main Street, Andover, MA 01810
                            Telephone (978) 681-7500

                            FIRST ESSEX BANCORP, INC.

                                 71 MAIN STREET
                          ANDOVER, MASSACHUSETTS 01810
                            TELEPHONE: (978) 681-7500


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON THURSDAY, MAY 3, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Essex Bancorp, Inc. (the "Corporation") will be held on Thursday, May 3, 2001, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the purpose of considering and acting upon:

         1. The election of three Class II Directors each for a three-year term; and

         2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 15, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                           By Order of the Board of Directors,


                                              WILLIAM F. BURKE
                                              SECRETARY

Andover, Massachusetts
April 3, 2001


          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            FIRST ESSEX BANCORP, INC.

                                 71 MAIN STREET
                          ANDOVER, MASSACHUSETTS 01810
                            TELEPHONE: (978) 681-7500

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON THURSDAY, MAY 3, 2001

       This Proxy Statement is being furnished to stockholders on or about April 3, 2001 in connection with the solicitation of proxies by the Board of Directors of First Essex Bancorp, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 3, 2001, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Corporation will be asked to consider and vote upon the following matters:

         1. To elect three Class II Directors each for a three-year term, each such term to continue until the 2004 annual meeting and until each such Director's successor is duly elected and qualified; and,

         2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

       The Notice of Annual Meeting, Proxy Statement and proxy card are first being mailed to stockholders of the Corporation on or about April 3, 2001, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 15, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,343,234 shares of the Corporation's common stock, par value $0.10 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting and 1,066 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting.

        The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the shares present and voting is necessary to elect a nominee as a Director of the Corporation. Abstentions and broker non-votes will have no effect on the outcome of the election of Directors. Votes will be tabulated by the Corporation's transfer agent, Boston Equiserve Limited Partnership.

          STOCKHOLDERS OF THE CORPORATION ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE CORPORATION AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR

  LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

       Any properly completed proxy may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Corporation, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION

       The Annual Report of the Corporation, including financial statements for the fiscal year ended December 31, 2000 ("fiscal 2000"), is being mailed to stockholders of the Corporation concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

          STOCKHOLDERS OF RECORD ON MARCH 15, 2001 WILL RECEIVE A PROXY STATEMENT AND THE CORPORATION'S 2000 ANNUAL REPORT TO STOCKHOLDERS, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHICH CONTAINS DETAILED FINANCIAL INFORMATION CONCERNING THE CORPORATION. ADDITIONAL COPIES OF THE ANNUAL REPORT AND FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST, WITHOUT CHARGE. PLEASE SUBMIT ANY SUCH WRITTEN REQUEST TO WILLIAM F. BURKE, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, FIRST ESSEX BANCORP, INC., 71 MAIN STREET, ANDOVER, MASSACHUSETTS 01810.

                                     GENERAL

       First Essex Bancorp, Inc., a Delaware corporation, is the holding company for First Essex Bank (the "Bank").

                      PROPOSAL ONE - ELECTION OF DIRECTORS

       The Board of Directors of the Corporation currently consists of nine members and is divided into three classes, all of which have three members. Directors serve for three-year terms with one class of Directors being elected by the Corporation's stockholders at each annual meeting.

       At the Annual Meeting, three Class II Directors will be elected to serve until the 2004 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Augustine J. Fabiani, Walter W. Topham, and Leonard A. Wilson to serve as Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of each of the nominees. Each of the nominees has agreed to stand for election and to serve if elected as a Director. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

          THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT THE CORPORATION'S STOCKHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE CORPORATION.

INFORMATION REGARDING DIRECTORS AND NOMINEES

       The following table sets forth certain information as of March 15, 2001 concerning each Director of the Corporation, including the three Class II Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Corporation.

                                                              DIRECTOR
                      NAME                       AGE          SINCE (1)
       ----------------------------------- --------------- ---------------
       CLASS I - TERM TO EXPIRE 2003
       Frank J. Leone, Jr. ...............        61             1973
       Robert H. Pangione ................        65             1982
       Brian W. Thompson .................        54             1998

       CLASS II - TERM TO EXPIRE 2004
       Augustine J. Fabiani *.............        70             1981
       Walter W. Topham *.................        62             1981
       Leonard A. Wilson, Chairman *......        61             1989

       CLASS III - TERM TO EXPIRE 2002
       Thomas S. Barenboim ...............        45             1996
       William L. Lane ...................        60             1977
       Robert H. Watkinson ...............        60             1983

--------------------------
    *    Nominee for election.

(1) The Bank converted from mutual to stock form in December, 1986, and the Corporation was simultaneously formed to be the holding company for the Bank. All Directors of the Corporation were first elected on, and have served as Directors since, December 17, 1986, except Messrs. Wilson, Barenboim, and Thompson who were elected to the Board effective as of February 16, 1989, March 21, 1996, and September, 1998 respectively. The year listed in the table is the year in which the named individual became a Trustee of the Bank (prior to its conversion from mutual to stock form) or a Director of the Corporation. All Directors are also Directors of the Bank.

         The principal occupation and business experience during at least the last five years for each Director of the Corporation is set forth below. Information regarding Mr. Wilson and Mr. Thompson is set forth under the heading "Executive Officers."

         THOMAS S. BARENBOIM is President and owner of Clark Chrysler-Plymouth Jeep Eagle, Robert's Chrysler Plymouth, Thames Ford-Mercury, and I.T. Robert's Auto Body.

         AUGUSTINE J. FABIANI is retired; he was formerly Division Personnel Manager of Massachusetts Electric Co. in North Andover, Massachusetts.

         WILLIAM L. LANE is President of Valley Regional Health System, Inc. and its subsidiary corporations, Holy Family Hospital, Inc., Valley Regional Support Services, Inc., Valley Regional Ventures, Inc. and Holy Family Hospital Foundation, Inc. The principal business of these corporations is to provide acute hospital service. Mr. Lane has been the Chief Executive Officer of this entity since 1971.

         FRANK J. LEONE, JR. is a partner in Leone Realty Trust, commercial real estate. He was formerly President of F.J. Leone Furniture Co., Inc., a furniture store located in Methuen, Massachusetts.

         ROBERT H. PANGIONE is President of MacDonald and Pangione Insurance Agency, Inc. in North Andover, Massachusetts, and R.C. Briggs Insurance Agency, Inc. in Amesbury, Massachusetts.

         WALTER W. TOPHAM is a partner of Topham, Fardy & Co., Certified Public Accountants, located in Andover, Massachusetts.

         ROBERT H. WATKINSON is a consultant to the Massachusetts Statewide Emergency Telecommunications Board (SETB) in Reading, Massachusetts. Previously, He was Executive Director of SETB. He was formerly a Managing Director of NYNEX, at its facility in Boston.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

       The Board of Directors of the Corporation held 14 meetings during fiscal 2000. During fiscal 2000, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member.

        The Corporation's Board of Directors has four standing committees: an Executive Committee, an Audit Committee, a Compensation/Nominating Committee, and a Community Reinvestment Act (CRA) Committee. During 1998, 1999 and 2000, the Corporation also had a Year 2000 (Y2K) Compliance Committee.

         EXECUTIVE COMMITTEE. The members of the Executive Committee are Messrs. Fabiani., Leone, Pangione, Thompson, Topham and Wilson. During fiscal 2000, the Executive Committee of the Corporation met 12 times. The Executive Committee is vested with authority of the Board in most matters between meetings of the Board.

       AUDIT COMMITTEE. The members of the Audit Committee are Messrs. Barenboim, Lane, Topham and Watkinson, all of whom are "independent" as defined in Rule 4200(a)(14) of the NASD listing standards. The members of the Audit Committee of the Corporation also serve as members of the Audit Committee of the Bank. During fiscal 2000, the Audit Committee of the Corporation met five times. The Audit Committee reviews the financial statements of the Corporation and the scope of the annual audit, monitors the Corporation's internal financial and accounting controls and recommends to the Board of Directors the appointment of independent certified public accountants. The Committee has adopted a written charter which is included as Appendix A at the end of this document.

       COMPENSATION/NOMINATING COMMITTEE. The members of the Compensation/Nominating Committee are Messrs. Barenboim, Fabiani, Pangione, Lane and Wilson (ex officio). The members of the Compensation/Nominating Committee of the Corporation also constitute the Compensation/Nominating Committee of the Bank. During fiscal 2000, the Compensation/Nominating Committee of the Corporation met four times. The Compensation/Nominating Committee recommends the compensation levels, positions and titles of officers and employees of the Corporation to the Board of Directors. The members of the Compensation/Nominating Committee also serve as the Option Committee under the Corporation's 1987 Stock Option Plan (the "1987 Stock Plan") and 1997 Stock Incentive Plan (the "1997 Stock Plan" and, together with the 1987 Stock Plan, the "Stock Plans"). The Compensation/Nominating Committee recommends nominees for election as Directors of the Corporation. The Compensation/Nominating Committee will consider nominees for Director recommended by stockholders for the 2001 Annual Meeting. If any stockholder desires to make such a recommendation, the name or names of the persons recommended should be timely submitted in writing together with supporting information with respect to the qualifications and experience of such persons and the other information required by the Corporation's By-laws. See "Submission of Stockholder Proposals for 2001 Annual Meeting."

         COMMUNITY REINVESTMENT ACT (CRA) COMMITTEE. The members of the CRA Committee are Messrs. Leone and Watkinson. During fiscal 2000, the CRA Committee met four times.

       YEAR 2000 (Y2K) COMPLIANCE COMMITTEE. In 1998, the Board established a Y2K Compliance Committee to oversee the activities of management and others in dealing with the issues raised by the change of century. The members of the Y2K Compliance Committee were Messrs. Barenboim, Fabiani and Leone. During fiscal 2000, the Y2K Compliance Committee met once.

       During fiscal 2000, Directors of the Corporation who are not employees of the Corporation received $600 for each Board of Directors meeting they attended. Members of the Executive Committee, the Audit Committee, the Compensation/Nominating Committee, the CRA Committee and the Y2K Committee also received $600 for each committee meeting they attended. The Directors also received an annual retainer of $12,500 payable in cash on a quarterly basis. No such fees are paid to Directors who are also employees of the Corporation. The Directors of the Corporation are also the Directors of the Bank. No additional fees or retainers are paid to any Director for serving on the Bank's Board of Directors or any committee thereof. Effective January 1, 2001, Directors of the Corporation who are not employees of the Corporation will receive $750 for each Board of Director and Committee meeting they attend.

REPORT OF THE AUDIT COMMITTEE

       THE INFORMATION SET FORTH IN THE FOLLOWING REPORT IS NOT "SOLICITING MATERIAL" AND IS NOT "FILED" WITH THE FDIC OR SUBJECT TO REGULATION 14A UNDER, OR THE LIABILITIES OF SECTION 18 OF, THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY REQUESTS THAT THE INFORMATION BE TREATED AS SOLICITING MATERIAL OR SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A DOCUMENT FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

March 21, 2001

To the Board of Directors of First Essex Bancorp, Inc.:

       We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

       We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

       We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

       Based upon the reviews and discussion referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         ROBERT H. WATKINSON, Chairman
         THOMAS S. BARENBOIM
         WILLIAM L. LANE
         WALTER W. TOPHAM

EXECUTIVE OFFICERS

       The names and ages of all executive officers of the Corporation and the principal occupation and business experience during at least the last five years for each are set forth below as of March 15, 2001.

         LEONARD A. WILSON became Chairman and Chief Executive Officer of the Corporation and the Bank on September 12, 1998. Mr. Wilson was President and Chief Executive Officer of the Corporation from May 1989 to September 1998, and President and Chief Executive Officer of the Bank from February 1989 to September 1998. Mr. Wilson also served as Executive Vice President of the Corporation from February 1989 to May 1989. Mr. Wilson was previously employed, since 1966, by various commercial banking subsidiaries of Shawmut Corporation in various management and executive positions. Mr. Wilson was Chairman of the Board and/or President and Chief Executive Officer for various subsidiaries of Shawmut Corporation from 1977 to 1989. Mr. Wilson is 61 years old.

       BRIAN W. THOMPSON became President and Chief Operating Officer of both the Corporation and the Bank in September 1998. At the same time, he was also elected to the Board of Directors of both the Corporation and the Bank. From December 1996 until September 1998 Mr. Thompson served as Executive Vice President of the Corporation and Executive Vice President for Commercial Banking of the Bank. Prior to joining the Corporation, Mr. Thompson was President and Chief Executive Officer of Finest Financial Corp. and its subsidiary, Pelham Bank and Trust Company, from October 1995 until its acquisition by the Corporation in December 1996. Prior to joining Finest Financial Corp., Mr. Thompson was Executive Vice President of Peoples Bancorp and Peoples Bank of Worcester from 1991 to 1995 with responsibility for commercial banking activities. He was also employed by Shawmut National Corporation serving as President of a number of banking subsidiaries and in other various executive, management and lending activities for 23 years. Mr. Thompson is 54 years old.

         WILLIAM F. BURKE became Executive Vice President of the Corporation and the Bank in December, 2000. He became Chief Financial Officer of the Corporation and the Bank in October, 1998. He became Senior Vice President of the Corporation and the Bank in April 1993. In addition, Mr. Burke currently holds the positions of Secretary of the Corporation and Secretary of the Bank to which he was named in May 1996 and August 1994, respectively. Mr. Burke was Vice President of the Corporation and the Bank from June 1992 to April 1993. Mr. Burke was previously employed by Shawmut National Corporation in various management capacities from 1975 to 1992. Mr. Burke is 52 years old.

         JOHN M. DIGAETANO became Executive Vice President of the Corporation and Executive Vice President for Consumer Banking of the Bank in October 1992. Mr. DiGaetano was previously employed by Shawmut National Corporation as its President of Shawmut Arlington Trust Company from 1989 to 1991. Previously Mr. DiGaetano was Executive Vice President of Consumer Banking for Arlington Trust Company from 1984 to 1989. In these positions, Mr. DiGaetano was responsible for branch administration, consumer sales, marketing and consumer lending. He was employed by Arlington Trust Company in various other capacities from 1961 through 1984. Mr. DiGaetano is 57 years old.

         WAYNE C. GOLON became Executive Vice President of the Corporation and Executive Vice President for Operations and Systems of the Bank in July 1995. Mr. Golon was previously employed by Shawmut National Corporation as its Senior Vice President and Division Head of Cash Management and Deposit Operations from 1992 to 1995. Prior to 1992, Mr. Golon held a variety of management positions in Operations within Shawmut National Corporation. Mr. Golon is 52 years old.

         Each officer of the Corporation holds his office for one year and until his successor is elected and qualified or until his earlier resignation or removal.

EXECUTIVE COMPENSATION

       SUMMARY COMPENSATION TABLE

       The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers serving on December 31, 2000 whose compensation exceeded $100,000 during fiscal 2000 (the "Named Executive Officers").


                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                          AWARDS
                                                                                      ------------
                                                        ANNUAL COMPENSATION             SECURITIES
                                                     --------------------------         UNDERLYING             ALL OTHER
                                                     SALARY            BONUS             OPTIONS            COMPENSATION
 NAME AND PRINCIPAL POSITION           YEAR          ($)(1)            ($)(1)             (#)(2)                ($)(3)
----------------------------           ----         --------          --------         ------------         ------------
Leonard A. Wilson                      2000        $362,250           $159,390             25,000               $863,812
         Chairman and Chief            1999         345,000            138,000             25,000                258,527
         Executive Officer             1998         315,000             95,382             25,000                198,362

Brian W. Thompson                      2000         232,200            102,168             17,500                123,445
         President and Chief           1999         215,000             86,000             17,500                  3,200
         Operating Officer             1998         174,231             59,046             17,500                  3,200

William F. Burke                       2000         154,666             52,586             10,000                  3,400
         Executive Vice                1999         136,272             41,600             10,000                  3,200
         President and Chief           1998         119,885             29,768             10,000                  2,670
         Financial Officer

John M. DiGaetano                      2000         155,000             52,700             10,000                  3,400
         Executive Vice                1999         145,200             43,560             10,000                  3,200
         President                     1998         138,200             33,044             10,000                  3,073

Wayne C. Golon                         2000         166,400             56,576             10,000                  3,400
         Executive Vice                1999         160,000             48,000             10,000                  3,200
         President                     1998         152,000             36,343             10,000                  3,200


-------------------
(1) Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each Named Executive Officer, and accordingly, are omitted from the table as permitted by the rules of the Securities and Exchange Commission.

(2) Represents options granted in each of fiscal 1998, fiscal 1999 and fiscal 2000. During fiscal 1998, fiscal 1999 and fiscal 2000, the Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the executive officers.

(3) All Other Compensation includes payments by the Corporation of premiums for term life insurance in fiscal 1998, fiscal 1999 and fiscal 2000 on behalf of Mr. Wilson in the amounts of $3,162, $3,327 and $3,513, respectively, and for Mr. Thompson in the amounts of $0, $0, and $875, respectively. Accruals to Executive Salary Continuation Agreements in fiscal 1998, fiscal 1999 and fiscal 2000 for Mr. Wilson of $192,000, $252,000 and $856,899, respectively, and Mr. Thompson, of $0, $0, and $119,170, respectively. The amounts reported also include Corporation matching contributions pursuant to the 401(k) Plan for fiscal 1997, fiscal 1998 and fiscal 1999, respectively, for the benefit of the named individuals. Such contributions were made in shares of Common Stock, valued as follows: Mr. Wilson, $3,200, $3,200 and $3,400; Mr. Thompson, $3,200, $3,200 and $3,400; Mr. Burke $2,670, $3,200, and $3,400; Mr.
        DiGaetano, $3,073, $3,200 and $3,400; and Mr. Golon, $3,200, $3,200 and
        $3,400.

STOCK OPTIONS GRANTED IN FISCAL 2000

       The following table sets forth certain information regarding stock options granted during fiscal 2000 to the Named Executive Officers. The grants reflected in the table were made pursuant to the Corporation's 1997 Stock Plan.


                                   INDIVIDUAL GRANTS                                               POTENTIAL REALIZABLE
                             ------------------------------                                          VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                              NUMBER OF         % OF TOTAL                                              STOCK PRICE
                             SECURITIES           OPTIONS         EXERCISE                           APPRECIATION FOR
                             UNDERLYING         GRANTED TO           OR                                 OPTION TERM
                               OPTIONS         EMPLOYEES IN      BASE PRICE     EXPIRATION    -----------------------------
NAME                          GRANTED(#)       FISCAL PERIOD      ($/SHARE)        DATE             5%($)       10%($)
----                         -----------       -------------     ----------     ----------    -----------   -------------
Leonard A. Wilson               25,000             20.00  %        $13.3125      03/11/10         $209,304       $530,417
Brian W. Thompson               17,500             14.00            13.3125      03/11/10          146,513        371,292
William F. Burke                10,000              8.00            13.3125      03/11/10           83,722        212,167
John M. DiGaetano               10,000              8.00            13.3125      03/11/10           83,722        212,167
Wayne C. Golon                  10,000              8.00            13.3125      03/11/10           83,722        212,167


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

       The table below sets forth certain information regarding stock options exercised during fiscal 2000 and stock options held at December 31, 2000, by the Named Executive Officers. No stock appreciation rights ("SARS") are outstanding under the Stock Plans.


                                                      NUMBER OF
                                                      SECURITIES            VALUE OF
                                                      UNDERLYING           UNEXERCISED
                                                     UNEXERCISED          IN-THE-MONEY
                                                      OPTIONS AT           OPTIONS AT
                         SHARES                  FISCAL YEAR-END (#)   FISCAL YEAR-END($)
                       ACQUIRED ON      VALUE        EXERCISABLE/         EXERCISABLE/
NAME                   EXERCISE(#)   REALIZED($)    UNEXERCISABLE       UNEXERCISABLE(1)
----                   -----------   ----------- -------------------   -------------------
Leonard A. Wilson           0           $0         120,944 / 71,356    $  941,421 / $385,848
Brian W. Thompson           0            0         122,549 / 35,001     1,111,713 /  145,834
William F. Burke            0            0          49,999 / 20,001       407,103 /   83,334
John M. DiGaetano           0            0          76,999 / 20,001       731,291 /   83,334
Wayne C. Golon              0            0          49,251 / 22,749       265,063 /   92,437


------------------
(1) Calculations based upon the difference between the closing price of the Corporation's Common Stock on December 31, 2000 of $19.6875 and the exercise price of the options under the Stock Plans.

PENSION PLAN

       The Bank provides a retirement plan (the "SBERA Plan") for its eligible employees through SBERA, an unincorporated association of savings banks operating within Massachusetts and of other organizations which provide services to or for savings banks. SBERA's sole purpose is to enable the participating employers to provide pensions and other benefits for their employees.

       The following table illustrates annual pension benefits for retirement at age 65 under the most advantageous plan provisions in effect on December 31, 2000.

                                     ANNUAL PENSION BENEFITS
                                  BASED ON YEARS OF SERVICE (1)
        AVERAGE                   ------------------------------  25 YEARS
      COMPENSATION       10 YEARS     15 YEARS    20 YEARS       AND AFTER
      ------------       --------     --------    --------       ---------
  $ 20,000............   $ 2,500      $ 3,750      $ 5,000         $ 6,250
    40,000............     5,294        7,940       10,587          13,234
    60,000............     8,994       13,490       17,987          22,484
    80,000............    12,694       19,040       25,387          31,734
   100,000............    16,394       24,590       32,787          40,984
   120,000............    20,094       30,140       40,187          50,234
   125,000............    21,019       31,528       42,037          52,547
   140,000............    23,794       35,690       47,587          59,484
   150,000............    25,644       38,465       51,287          64,109
   160,000............    27,494       41,240       54,987          68,734
   170,000 (2)........    29,344       44,015       58,687          73,359
   190,000 (2)........    33,044       49,565       66,087          82,609
   210,000 (2)........    36,744       55,115       73,487          91,859
   230,000 (2)........    40,444       60,665       80,887         101,109
   250,000 (2)........    44,144       66,215       88,287         110,359
   270,000 (2)........    47,844       71,765       95,687         119,609

  --------------------

    (1) The annual pension benefit is computed on the basis of a single life annuity.

    (2) The maximum compensation that may be used to calculate benefits under the retirement plan is $170,000. However, the Company has also entered into Benefit Enhancement Plans ("BEP") for the benefit of Messrs. Burke, DiGaetano and Golon. Under the BEP (which is more fully described below), the Company will provide an additional retirement benefit to these three officers to compensate for benefits that otherwise would be lost due to the limitations imposed on benefits by the Internal Revenue Code of 1986, as amended. The rows of the table for compensation levels in excess of $170,000 show the aggregate pension benefit that these three officers will be entitled to receive, at various compensation levels, under the Pension Plan and the BEP combined.

         The number of estimated credited years of service at age 65 for purposes of the retirement plan for the Named Executive Officers are: Mr. Wilson, 17; Mr. Thompson, 16; Mr. Burke, 22: Mr. DiGaetano, 17; and Mr. Golon, 19.

       The pension benefit described above is funded entirely by contributions of the Bank. The named Executive Officers may also receive benefits under the Executive Salary Continuation Agreements and Benefit Enhancement Plans described below.

EXECUTIVE SALARY CONTINUATION AGREEMENTS; BENEFIT ENHANCEMENT PLANS

       The Corporation and the Bank (which are hereinafter sometimes referred to collectively as the "Employers") have entered into an Executive Salary Continuation Agreement ("SERP") with Mr. Wilson. Under this agreement, Mr. Wilson would be entitled to certain payments following retirement at or after age 62. Payments under the agreement will equal 65% of the highest annual compensation (including bonuses) received during any of the five years preceding retirement, reduced by a portion of social security benefits payable as well as amounts payable pursuant to other qualified defined benefit pension plans (i.e., the SBERA Plan). The agreement also provides for certain reduced payments if Mr. Wilson's employment terminates before age 62, and for certain benefits in the event of disability. Additionally, if Mr. Wilson were to die prior to retirement or disability, death benefits provided by this agreement may, in certain circumstances, be payable to his beneficiaries. In connection with this agreement, the Employers may elect to maintain an insurance policy on Mr. Wilson's life. As of the date of this Proxy Statement, the Employers have not elected to do so. Based upon current compensation levels and assuming retirement at age 62, Mr. Wilson would be entitled to an annual benefit of $299,826.

       The Corporation and the Bank have entered into an Executive Salary Continuation Agreement with Mr. Thompson. Under this agreement, Mr. Thompson would be entitled to certain payments following retirement at or after age
62. Payments under the agreement will equal 65% of the average of the two highest years' annual compensation (including bonuses) received during any of the ten years preceding retirement, reduced by a portion of social security benefits payable as well as amounts payable pursuant to other qualified pension plans (i.e., the SBERA Plan). The agreement also provides for certain reduced payments if Mr. Thompson's employment terminates before age 62, and for certain benefits in the event of disability. Additionally, if Mr. Thompson were to die prior to retirement or disability, death benefits provided by this agreement may, in certain circumstances, be payable to his beneficiaries. In connection with this agreement, the Employers may elect to maintain an insurance policy on Mr. Thompson's life. As of the date of this Proxy Statement, the Employers have not elected to do so. Based upon current compensations levels and assuming retirement at age 62, Mr. Thompson would be entitled to an annual benefit of $63,518.

       Messrs. Wilson's and Thompson's SERPs provide for the funding of a Trust by the Corporation in the event of a Change of Control, as defined therein.. This Trust will be funded in the event of a Change of Control with the resources necessary to fulfil the Employers' obligations under the SERP.

       The Employers have entered into Benefit Enhancement Plans ("BEPs") with Messrs. Burke, Golon and DiGaetano. Under the Benefit Enhancement Plans, each officer will be entitled to receive at age 65 an annual benefit equal to the difference between (i) the actual annual retirement benefit payable to the officer under the retirement plans maintained by the Employers (including the SBERA pension plan for employees (see above description) and any defined contribution plans (including any 401(k) plan)), and (ii) the annual retirement benefit which would have been payable to the officer under the retirement plans if his benefit calculation were to disregard the limits imposed by the Internal Revenue Code on (x) the maximum amount of compensation that may be taken into account by a SBERA retirement plan in determining retirement benefits and on (y) the amounts payable to certain participants by a retirement plan. The BEP Agreements provide for certain reduced payments if the officer's employment terminates before age 65 or he dies prior to retirement. The table included above under the heading "Pension Plan" shows the aggregate pension benefit that these three officers will be entitled to receive, at various compensation levels, under the SBERA Plan and the BEP combined.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

       The Employers have entered into amended and restated employment agreements (the "Employment Agreements") with Messrs. Wilson and Thompson. The Employment Agreements provide that such officers will receive annual compensation equal to $383,985 and $250,800, respectively, subject to increases in accordance with the Employers' usual practice.

       Each Employment Agreement is for a three-year term, commencing on January 1, 1997, and is extended daily until notice of non-renewal is given by either the officer or the Employers. Under both of the Employment Agreements, the Employers may terminate the officer's employment at any time for "cause" as defined therein, without incurring any continuing obligations to the officer. If the Employers terminate an officer's employment for any reason other than for "cause", as defined in the Employment Agreement, or if the officer terminates his employment for "good reason", as defined therein, the Employers will remain obligated to provide (a) an amount equal to the sum of such officer's base salary or other compensation earned through the date of termination, plus such officer's PRO RATA share of his highest annual bonus paid during the three fiscal years preceding such termination, plus all accrued vacation and deferred compensation; (b) a lump sum severance benefit equal to three times the officer's highest annual "Total Compensation," as specifically defined therein, during the three preceding fiscal years; (c) benefits as specified in the officer's Employment Agreement for the duration of what otherwise would have been the term of the Employment Agreement and (d) a pension adjustment as specified in the Employment Agreement.

       In addition, the Employers have entered into special termination agreements (the "Special Termination Agreements") with Messrs. Wilson, Thompson, Burke, DiGaetano and Golon. These agreements provide generally that the officer would be entitled to receive certain severance benefits if there is a "Change in Control", as defined therein, of either of the Employers, and if at any time during the three-year period (in the case of Messrs. Wilson and Thompson) or two-year period (in the case of Messrs. Burke, DiGaetano and Golon) following such "Change in Control", (i) either of the Employers were to terminate the officer's employment for any reason other than due to the officer's death, or for "cause", as defined therein, or (ii) the officer were to terminate his employment with either of the Employers following the occurrence of one of the events specified in the agreement, including a significant change in the nature or scope of, or inability to exercise, the officer's responsibilities, authorities, powers, functions or duties; a reduction in such officer's annual base salary or a failure of the Employers to pay compensation due; a significant relocation of the Employers' offices; the termination of or a material reduction in benefits; or the failure of the Employers to obtain a satisfactory agreement from any successor to assume and agree to perform the Special Termination Agreement. The severance benefits payable under the Special Termination Agreements include: an amount equal to the sum of such officer's base salary or other compensation earned through the date of termination, plus such officer's PRO RATA share of his highest annual bonus paid during the three fiscal years preceding such termination, plus all accrued vacation and deferred compensation; and an amount equal to the sum of the current base salary and highest annual bonus paid to the officer during the three fiscal years preceding the termination of employment, multiplied by three in the case of Messrs. Wilson, Thompson and Burke, and multiplied by two in the case of Messrs. DiGaetano and Golon. Additionally, Messrs. Wilson, Thompson and Burke would continue to receive disability and medical benefits for three years after such termination, and the pensions of Messrs. DiGaetano and Golon would be credited with two, and the pension of Mr. Burke would be credited with three, additional years of accrual. In the case of such a termination, Mr. Wilson and Mr. Thompson could elect to receive (in lieu of any benefits due under such officer's Special Termination Agreement) such termination benefits as he may receive under his Employment Agreement.

COMPENSATION/NOMINATING COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Wilson participated in the deliberations of the Compensation/Nominating Committee concerning compensation of all executive officers other than himself. No Compensation/Nominating Committee interlocks exist.

COMPENSATION/NOMINATING COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

       The Corporation's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Corporation's performance goals, reward above average corporate performance, recognize individual initiative and achievement, align management's and stockholders' interests in the enhancement of stockholder value through stock and stock option awards, and assist the Corporation in attracting and retaining qualified management.

       Compensation of the Corporation's executive officers currently for fiscal 2000 was composed of three elements: (1) annual base salary, (2) annual performance incentives in the form of cash bonuses under the Corporation's Senior Management Incentive Compensation Plan (the "Incentive Plan") and (3) long-term performance incentives in the form of stock option awards under the Corporation's 1997 Stock Plan.

       In 1996, the Corporation retained Thomas Warren & Associates, Inc. ("Warren") as a compensation consultant to evaluate the Corporation's executive compensation. In its analysis, Warren compared the Corporation's compensation to that of a peer group of eleven Massachusetts banks with assets between $1.0 billion and $2.5 billion (the "Peer Group"). Warren also compared the Corporation's compensation levels to levels for banks located in New England of comparable size and type published by banking associations and other organizations ("Published Data"). The Corporation receives an update of Warren's analysis each fall, and the updated analysis is reflected in the base salary ranges set for fiscal 2000.

       While the Peer Group and the banks discussed in the Published Data are not identical to the banks included in the SNL New England Thrift Index to which the Corporation's stock performance is compared in this Proxy Statement (see "Comparative Performance of the Corporation"), the Compensation/Nominating Committee believes that the compensation information for these groups is comparable since both groups contain many of the same banks, as well as other banks located in New England of comparable size and type.

       Each element of the Corporation's executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

BASE SALARY

       The fiscal 2000 salaries of the executive officers were established in December 1999 based upon salary ranges determined by the Compensation/Nominating Committee. The Committee established the salary ranges after reviewing Warren's recommendations based upon salaries paid by banks of comparable size and type located in New England.

       The Chief Executive Officer recommends to the Compensation/Nominating Committee the salary level to be paid to each executive officer within the ranges so established based upon corporate and individual performance. The numeric data used to evaluate the performance of the Corporation includes, but is not limited to, return on assets, return on equity, asset growth and quality, operating efficiency ratio, and capital position. Salaries are also based upon a subjective evaluation of the individual performance of the officer and his or her duties and responsibilities. The Compensation/Nominating Committee determines the salary level of the Chief Executive Officer based upon the same criteria.

       Base salaries in fiscal 2000 were established within the salary ranges set by the Compensation/ Nominating Committee. Salaries were generally set within the middle third of the established salary range, reflecting the Compensation/Nominating Committee's belief that the Corporation's Named Executive Officers perform comparable duties and have comparable responsibilities to similarly situated officers at the banks analyzed in determining the salary ranges. These salaries also reflect the continuing improvement in the Corporation's performance and are designed to provide the executive officers with base salaries comparable to officers in the Corporation's Peer Group and the banks analyzed in the Published Data.

CASH BONUSES

       Annual incentives are provided through the grant of cash bonuses pursuant to the Incentive Plan. Incentive compensation paid pursuant to the Incentive Plan is based on both organizational and individual performance, with the exception of incentive compensation for Messrs. Wilson and Thompson which is based solely on organizational performance.

       The Incentive Plan provides that bonuses, calculated as a percent of base salary, may be awarded if the Corporation meets specified performance objectives, measured on the basis of return on equity, budgeted earnings and individual performance.

       In fiscal 2000, the Compensation/Nominating Committee granted cash bonuses to Messrs. Wilson, Thompson, Burke, DiGaetano and Golon totaling $159,390, $102,168, $52,586, $52,700, and $56,576, respectively. These awards reflect the Corporation's achievement of specified performance objectives as provided in the Incentive Plan. Bonuses awarded to Messrs. Burke, DiGaetano and Golon also reflect such officers' attainment of individual performance goals established for 2000.

STOCK OPTIONS

       Long-term incentives are provided through the grant of stock options. The Stock Plans are administered by the Compensation/Nominating Committee, which has the power to determine those individuals to whom options and rights will be granted, the number of shares, the types of options and other terms and conditions of the options and rights. The Stock Plans provide for the granting of both "incentive stock options" and "nonqualified stock options". In addition, the 1997 Stock Plan provides for the granting of unrestricted stock awards, conditioned stock awards, performance share awards and stock appreciation rights. All options granted under the Stock Plans are required to have an exercise price per share equal to at least the fair market value of a share of Common Stock on the date the option is granted and will expire no later than ten years from the date of grant. The 1987 Stock Plan expired on August 4, 1997. Although options remain outstanding, no further options can be granted thereunder.

       In fiscal 2000, the Compensation/Nominating Committee granted stock options to Mr. Wilson and Mr. Thompson totaling 25,000 shares and 17,500 respectively, and 10,000 shares each to Messrs. Burke, DiGaetano and Golon.

DETERMINATION OF THE CHIEF EXECUTIVE OFFICER'S COMPENSATION

       Mr. Wilson's salary, cash bonus, and stock options are determined by the Compensation/Nominating Committee substantially in accordance with the policies described above relating to all executives of the Corporation. In particular, the Compensation/Nominating Committee considered, among other things, the following performance criteria in determining Mr. Wilson's 2000 base salary:

(1) financial performance of the Corporation; (2) selection and management of staff; (3) development of regional business relationships; (4) effective management of bank budgets and asset growth; and (5) development of new opportunities for business expansion. The grant of a cash bonus to Mr. Wilson in fiscal 2000 reflects the Corporation's achievement of certain performance objectives as specified in the Incentive Plan.

       In December 1999, the Compensation/Nominating Committee increased Mr. Wilson's base salary for fiscal 2000. This salary increase reflects the continuing improvement in the performance of the Corporation, recognizes Mr. Wilson's achievement of certain strategic goals including building an experienced management team, improving asset quality and developing a strategic plan for the Corporation, and ensures that Mr. Wilson's salary will remain comparable to that of other chief executive officers of similarly situated banks.

       THOMAS S. BARENBOIM
       AUGUSTINE J. FABIANI
       ROBERT H. PANGIONE
       WALTER W. TOPHAM
       LEONARD A. WILSON (ex officio)

       COMPARATIVE PERFORMANCE BY THE CORPORATION

       The chart that follows compares the Common Stock with (i) the S&P 500,
(ii) the SNL New England Thrift Index, and (iii) the Super Regional East Index, and assumes an investment of $100 on December 31, 1995, in each of the following: (1) the Common Stock of the Corporation; (2) the Stocks comprising the S&P 500 Index; (3) the Stocks of the SNL New England Thrift Index, and (4) the Stocks of the Super Regional East Index.

                                [CHART OMITTED]


                                                   PERIOD ENDING
                              ----------------------------------------------------------
INDEX                         12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
----------------------------------------------------------------------------------------
First Essex Bancorp, Inc.       100.00    120.22    218.69    174.41    145.40    211.48
S&P 500                         100.00    122.86    163.86    210.64    254.97    231.74
SNL New England Thrift Index    100.00    140.23    259.65    219.12    187.58    229.92
Super Regional East Index**     100.00    137.16    219.48    228.65    220.84    310.72


**The Super Regional East Index uses the discontinued KBW East Regional Index values for the years 1995 through 1999. The following former KBW East companies are used to calculate the total return for 2000: FleetBoston, Greenpoint Financial, MBNA Corp., Mellon Financial Corp., M&T Bank Corporation, North Fork Bancorp, PNC Bank Corp., Republic New York Corp., State Street Corporation, and Summit Bancorp. Keefe, Brunette & Woods, provides data.


SOURCE: SNL SECURITIES LC

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         At the close of business on March 15, 2001, there were issued and outstanding 7,343,234 shares of Common Stock entitled to cast 7,343,234 votes. On March 15, 2001, the closing price of the Corporation's Common Stock as reported by The NASDAQ Stock Market was $20.4375 per share.

PRINCIPAL STOCKHOLDERS

       The following table sets forth, as of March 15, 2001, the beneficial ownership of Common Stock for (i) each current Director and nominee for re-election as a Director of the Corporation, (ii) each executive officer named in the Executive Compensation table, and (iii) all current directors and executive officers of the Corporation as a group. The Corporation is not aware of any person who owns beneficially more than 5% of the Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock issuable by the Corporation pursuant to options which may be exercised within 60 days after March 15, 2001 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

                                        NUMBER OF SHARES
                                         OF COMMON STOCK
                                           BENEFICIALLY       PERCENT
                    NAME                     OWNED(1)        OF CLASS(2)
                    ----                ----------------     -----------
         Thomas S. Barenboim                  40,720            0.51%
         William F. Burke (2)(3)              61,148            0.77%
         John M. DiGaetano (3)                93,724            1.17%
         Augustine J. Fabiani (4)             35,823            0.45%
         Wayne C. Golon (2)(3)                63,487            0.80%
         William L. Lane (2)                  33,872            0.42%
         Frank J. Leone, Jr. (2)(5)           49,565            0.62%
         Robert H. Pangione (2)(6)           109,973            1.38%
         Brian W. Thompson (3)               154,762            1.94%
         Walter W. Topham (2)(7)              38,492            0.48%
         Robert H. Watkinson (2)              38,048            0.48%
         Leonard A. Wilson (2)(3)            220,228            2.76%
         All Directors and Officers as a     952,479           11.78%
         group (12 persons)
         (1)(3)(4)(5)(6)(7)

         ---------------------

(1) The amounts set forth above as beneficially owned include shares of Common Stock which such beneficial owner had the right to acquire within 60 days of March 15, 2001 under options previously granted pursuant to the 1987 Stock Plan and/or the 1997 Stock Plan in the following amounts:
        Mr. Barenboim, 28,500 shares; Mr. Burke, 56,665; Mr. DiGaetano, 83,665 shares; Mr. Fabiani, 26,000 shares; Mr. Golon, 57,665 shares; Mr. Lane, 26,000 shares; Mr. Leone, 23,000 shares; Mr. Pangione, 18,000 shares; Mr. Thompson, 134,215 shares; Mr. Topham, 21,000 shares; Mr. Watkinson, 26,000 shares; Mr. Wilson, 137,610 shares; and all of the Directors and Officers as a group, 651,320 shares. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Indicates that such person shares voting or investment power as to all or a portion of such shares. The number of shares as to which each person shares voting or investment power is as follows: Mr. Burke, 1,500; Mr. Golon, 4,000 shares; Mr. Lane, 4,552 shares; Mr. Leone, 26,440 shares; Mr. Pangione, 12,825 shares; Mr. Topham, 2,457 shares; Mr. Watkinson, 3,000 shares; Mr. Wilson, 28,500 shares.

(3) Includes shares allocated to the account of such persons under the 401(k) Plan in the following amounts: Mr. Burke, 2,993; Mr. DiGaetano, 5,874 shares; Mr. Golon, 1,822 shares; Mr. Thompson 4,942 shares and Mr. Wilson, 13,918 shares; and all of the Directors and Officers as a group, 29,549 shares.

(4) Includes 1,595 shares owned by a trust of which Mr. Fabiani is the trustee and the beneficiary.

(5) Includes 26,440 shares owned by a trust of which Mr. Leone is a trustee and a beneficiary.

(6) Includes 35,000 shares owned by Mr. Pangione's wife. Mr. Pangione disclaims beneficial ownership of the shares owned by his wife.

(7)     Includes 43 shares owned jointly by Mr. Topham's wife and daughter.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

       As a matter of policy, the Bank makes loans to Directors, officers and employees of the Corporation or the Bank within the limitations set by law, provided that such loans are on the same terms and conditions as offered to any other borrower. All loans that have been obtained by the Directors, officers and employees of the Corporation or the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features to the Bank. All loans to Directors or officers must be approved by the Board of Directors.

       From time to time the Bank has purchased various services and products in the ordinary course of its business from various companies owned or operated by, or employing, certain of its Directors. Such transactions have been entered into on terms no less favorable to the Bank than would have been available from unrelated third parties.

                            EXPENSES OF SOLICITATION

       The Corporation will pay the entire expense of soliciting proxies for the Annual Meeting. D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies and will be compensated in the amount of $1,500 plus reasonable out-of-pocket expenses. In addition to such solicitation and solicitation by use of the mails, certain Directors, officers and regular employees of the Corporation and the Bank (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

       Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers and any persons who own more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes of ownership of Common Stock. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. During 2000, a director of the Corporation, Mr. Barenboim, engaged in a purchase of shares of the Corporation's Common Stock. Mr. Barenboim's purchase should have been, but was not, reported on Form 4; such purchase was reported on Form 5. In addition, Mr. Wilson, Chairman and Chief Executive Officer of the Corporation, made a charitable donation of the Corporation's Common Stock in December 2000 and was reported on Form 4, but not on a timely basis.

                          NOTICE OF 2002 ANNUAL MEETING

       Notice is hereby given that the 2002 Annual Meeting of Stockholders of First Essex Bancorp, Inc. will be held on Thursday, May 2, 2002, unless stockholders are notified otherwise.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

       In order to be eligible for inclusion in the Corporation's proxy statement and form of proxy for the annual meeting scheduled to be held in May 2002, stockholder proposals must comply with SEC rule 14a-8 and any other applicable rules and must be delivered to the Corporation's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 3, 2001, so the date by which proposals are required to be received under Rule 14a-8 will be December 4, 2001.

       In addition, the By-laws of the Corporation provide that any proposals or Director nominations submitted by stockholders that will not be included in the Proxy Statement for an annual meeting may still be presented for action at such annual meeting if such proposal is filed with the Secretary of the Corporation at least 75 days, but not more than 120 days, before the anniversary of the previous year's annual meeting (the "Anniversary Date"). However, if the annual meeting is scheduled for a date more than seven days before the Anniversary Date, stockholder proposals or nominations must be received by the Corporation before the later of (i) 20 days after public disclosure of the date for the annual meeting or (ii) the 75th day before the annual meeting. If next year's annual meeting is held as scheduled, proposals or nominations must be received not earlier than January 3, 2002, but not later than February 17, 2002, and any proposal or nomination submitted after February 17, 2002 will be untimely. The By-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, First Essex Bancorp, Inc., 71 Main Street, Andover, Massachusetts 01810.

                             INDEPENDENT ACCOUNTANTS

       Arthur Andersen LLP served as the independent public accountants for the Corporation for fiscal 2000 and is expected to serve as the Corporation's independent public accountants for 2001. Representatives of Arthur Andersen LLP will be present at the meeting and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The fees billed for services rendered to the Company by Arthur Andersen LLP for the year 2000 were as follows:

     Audit Fees                                                    $ 150,000
     Financial Information Systems Design and Implementation Fees  $     ---
     All Other Fees                                                $  89,000

       The Audit Committee has considered the non-audit services provided by Arthur Andersen LLP and has concluded that the provision of these services is compatible with Arthur Andersen's independence.

                                  OTHER MATTERS

       The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                FIRST ESSEX BANCORP, INC., FIRST ESSEX BANK, FSB

                             AUDIT COMMITTEE CHARTER


I.       AUDIT COMMITTEE

The Audit Committee of the Board of Directors shall be composed of at least three Directors who are independent of Management and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee Member. Each Audit Committee member must be able to read and understand fundamental financial statements. At least one Committee Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside programs. Audit Committee members shall be appointed by the Board on the recommendation of the Compensation and Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

INDEPENDENCE

A Director will not be considered "Independent" if, among other things, the Director has:

o Been employed by the Company or its affiliates in the current year or past three years.

o Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation).

o An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer.

o Been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

o Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     II.      STATEMENT OF POLICY

It is the Committee's responsibility to provide oversight of the Company's Independent Auditors and Internal Audit function. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications between the Board of Directors, the Independent Auditors, the Internal Auditors, and the financial management of the Company.

     III.     MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee will normally meet in a separate executive session with the Internal Auditors at the conclusion of each meeting and, at least annually, with the Independent Auditors, to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately.


     IV.      RESPONSIBILITIES

     1. Review and update this Charter annually and ascertain that it is reported in the Company's proxy statement at least once every three years.

     2. Periodically report to the Board of Directors on significant activities of the Committee.

     3. Review and recommend to the Board of Directors the Independent Auditors to be selected to audit the financial statements of the Company and subsidiaries. Evaluate the performance of the Independent Auditors and, where appropriate, recommend that the Board replace the Independent Auditors.

     4. Meet with the Independent Auditors, to review the scope and approach of the proposed audit, and the estimated fees for performing the annual audit, FDICIA controls audit, and quarterly reviews of Form 10-Q in the form of an engagement letter for the current year. The Committee will also meet with the Independent Auditors to review findings, including comments or recommendations.

     5. Review the effectiveness of the Internal Audit function of the Company including the Independence and authority of its reporting obligations, the proposed audit plan for the current internal audit cycle and the coordination of such plans with the Independent Auditors. The Committee may outsource this function if desired. If outsourced, the contract will comply with the FFIEC Statement on Internal Audit and its Outsourcing.

     6. Review with the Independent Auditors and Internal Auditors the integrity of the Company's financial reporting processes and compliance with section 112 of the FDIC Improvement Act (FDICIA).

     7. Inquire as to the Independent Auditors judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

     8. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Auditors, Management or the Internal Auditors.

     9. Review and approve the required reports to be included in the Company's annual report to shareholders.

     10. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Auditors.

     11. At the Committee's discretion, it shall also review quarterly financial statements and review with financial management and the independent auditors any significant matters that arise out of the Company's quarterly financial statements review, based upon the auditors' limited review procedures. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 as amended by SAS 90.

     12. On an annual basis, the Committee should review and discuss with the independent auditors all relationships they have with the Company that could impact the auditors' objectivity and independence and shall review a written statement from the auditors as to their independence. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Independent Auditors.

     13. Prior to releasing the year-end earnings and annual report to regulatory agencies, discuss the results of the audit with the independent auditors. Discuss certain matters that are required to be communicated to audit committees in accordance with AICPA SAS 61 as amended by SAS 90.

OTHER DUTIES

     1. Appoint Internal Audit Director, or outsource function to an external firm.

     2. Review external reports concerning the Loan Review and Compliance functions of the Company.

     3.  Review and follow-up on Regulatory Examination findings.

     4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain Independent Counsel and other professionals to assist in the conduct of any investigation.

                                                                    0981-PS-01

2FEB6B                           DETACH HERE


                                    PROXY

                           FIRST ESSEX BANCORP, INC.

                 71 MAIN STREET, ANDOVER, MASSACHUSETTS 01810

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Leonard A. Wilson, Brian W. Thompson and William F. Burke and each of them the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of First Essex Bancorp, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 15, 2001, on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 3, 2001 at 10:00 a.m., local time at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts and any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF THE THREE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS AS CLASS I DIRECTORS OF THE CORPORATION, SO THAT A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SEE REVERSE                                                        SEE REVERSE
   SIDE                                                               SIDE

    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON AND DATE ON THE REVERSE SIDE
         AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

2FEB6A                          DETACH HERE

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED ON ANY MATTER (WITHOUT, HOWEVER, AFFECTING ANY VOTE TAKEN PRIOR TO SUCH REVOCATION) PURSUANT TO THE REVOCATION METHODS SPECIFIED IN THE PROXY STATEMENT.

1. To elect the following three nominees proposed by the Board of Directors as Class II Directors of the Corporation.

Nominees: (01) Augustine J. Fabiani, (02) Walter W. Topham and (03) Leonard
          A. Wilson

          FOR                          WITHHELD
          ALL    / /           / /     FROM ALL
       NOMINEES                        NOMINEES

  FOR
  ALL
 EXCEPT
  / /
     ------------------------------------
 If you wish to withhold your shares from one or two of the nominees, mark the "For All Except" box and write nominee's(s) name(s) on the line above

                      MARK HERE IF YOU PLAN TO ATTEND THE MEETING        / /

                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      / /


                                            Please date and sign exactly as
                                            your name appears hereon and
                                            return in the enclosed envelope.
                                            Where there is more than one
                                            holder only one must sign. When
                                            signing as an attorney,
                                            administrator, executor,
                                            guardian or trustee, please add
                                            your full title as such. If
                                            executed by a corporation, the
                                            proxy should be signed by a duly
                                            authorized person, stating his
                                            or her title or authority.

Signature:___________________________ Date:__________

Signature:___________________________ Date:__________